Exhibit 99.13


                        RECONSTITUTED SERVICING AGREEMENT

                         Luminent Mortgage Trust 2007-2

     This Reconstituted Servicing Agreement, dated as of May 1, 2007 (this "Agreement"), is by and among MAIA MORTGAGE FINANCE STATUTORY TRUST ("Maia" or the "Seller"), WELLS FARGO BANK, N.A., as servicer ("Wells Fargo" or the "Servicer"), master servicer (in such capacity, the "Master Servicer") and securities administrator (in such capacity, the "Securities Administrator"), LARES ASSET SECURITIZATION, INC. ("Lares" or the "Depositor"), and WELLS FARGO BANK, N.A., as and is acknowledged by HSBC BANK USA, NATIONAL ASSOCIATION, as trustee (the "Trustee").

                                    RECITALS

     WHEREAS, the Seller has conveyed the mortgage loans listed on Exhibit Two hereto (the "Serviced Loans") to the Depositor, and the Depositor in turn has conveyed the Serviced Loans to the Trustee, all pursuant to a pooling agreement, dated as of April 1, 2007 (the "Pooling Agreement"), among the Seller, the Depositor, the Master Servicer, the Securities Administrator and the Trustee;

     WHEREAS, the Serviced Loans are currently being serviced by the Servicer for the Seller pursuant to a Servicing Agreement, dated as of April 25, 2006 (the "Servicing Agreement"), among Luminent Mortgage Capital, Inc., Mercury Mortgage Finance Statutory Trust, and the Seller, as owners, and the Servicer (a copy of which is annexed hereto as Exhibit Three), as referenced in that certain Assignment and Assumption Agreement, dated as of March 30, 2007, among Citigroup Global Capital Markets Realty Corp., as assignor, Wells Fargo Bank, N.A., as servicer, and the Seller, as assignee (a copy of which is annexed hereto as Schedule A to Exhibit Three);

     WHEREAS, the Seller desires that the Servicer continue to service the Serviced Loans and the Servicer has agreed to do so, subject to the rights of the Master Servicer to terminate the rights and obligations of the Servicer hereunder as set forth herein and to the other conditions set forth herein;

     WHEREAS, Section 12.10 of the Servicing Agreement provides that, subject to certain conditions set forth therein, the Seller may assign the Servicing Agreement with respect to some or all of the Mortgage Loans (as such term is defined in the Servicing Agreement). Without limiting the foregoing, Wells Fargo has agreed, in Section 9.01 and Section 12.12 of the Servicing Agreement, to enter into additional documents, instruments or agreements as may be reasonably necessary in connection with any "Securitization Transaction" (as such term is defined in the Servicing Agreement) contemplated by the Seller pursuant to the Servicing Agreement;

     WHEREAS, the Seller and The Servicer agree that (a) the transfer of the Serviced Loans from Seller to the Depositor and from the Depositor to the Trustee to be accomplished by the Pooling Agreement constitutes a Securitization

Transaction and (b) this Agreement shall constitute a "Reconstitution Agreement" (as such term is defined in the Servicing Agreement) in connection with such Securitization Transaction that shall govern the Serviced Loans for so long as such Serviced Loans remain subject to the provisions of the Pooling Agreement;

     WHEREAS, the Master Servicer and any successor master servicer shall be obligated, among other things, to supervise the servicing of the Serviced Loans on behalf of the Trustee and the Trust Fund, and shall have the right to terminate the rights and obligations of The Servicer upon the occurrence and continuance of an Event of Default under this Agreement;

     NOW, THEREFORE, in consideration of the mutual promises contained herein the parties hereto agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

     Capitalized terms used and not defined in this Agreement (including Exhibit One hereto) shall have the meanings ascribed to them in the Servicing Agreement.

                                   ARTICLE II

                                    SERVICING

     The Servicer agrees, with respect to the servicing of the Serviced Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed by it under the provisions of the Servicing Agreement, except as otherwise provided herein and on Exhibit One hereto, and that the provisions of the Servicing Agreement, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full.

                                  ARTICLE III

                               TRUST CUT-OFF DATE

     The parties hereto acknowledge that by operation of Section 5.01 of the Servicing Agreement (as modified by this Agreement) the remittance on May 18, 2007 to be made to the Trust Fund is to include all principal collections due after April 1, 2007 (the "Trust Cut-off Date"), plus interest thereon at the weighted average Mortgage Interest Rate collected during the Due Period immediately preceding May 18, 2007, but exclusive of any portion thereof allocable to a period prior to the Trust Cut-off Date, and taking into account the adjustments specified in the first paragraph of Section 5.01 of the Servicing Agreement.

                                   ARTICLE IV

                                  SERVICING FEE

     Notwithstanding any provision of the Servicing Agreement to the contrary, the Servicing Fee rate for the Serviced Loans shall be equal to 0.25% per annum (the "Servicing Fee Rate"). The Servicing Fee shall be payable monthly from the interest portion of the related Monthly Payment collected by the Servicer.

                                   ARTICLE V

             RECOGNITION OF THE MASTER SERVICER AND THE TRUST FUND

     (a) From and after the date hereof, the Servicer, and any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to enforce the Servicer's obligation to service the Serviced Loans in accordance with the provisions of this Agreement. The Servicer shall recognize the Luminent Mortgage Trust 2007-2 Trust Fund (the "Trust Fund") as the owner of the Serviced Loans, and the Servicer will service the Serviced Loans for the Trust Fund as if the Trust Fund and the Servicer had entered into a separate servicing agreement for the servicing of the Serviced Loans in the form of this Agreement. Pursuant to the Pooling Agreement, the Master Servicer and the Trustee shall have the same rights (but not the obligations, except to the extent expressly set forth in the Pooling Agreement) as the Owner under the Servicing Agreement to enforce the obligations of the Servicer, including, without limitation, in the case of the Trustee, the enforcement of (i) the document delivery requirements set forth in Section 2.03 of the Servicing Agreement and (ii) remedies with respect to representations and warranties made by the Servicer in the Servicing Agreement, and, in the case of the Master Servicer, shall be entitled to enforce all of the obligations of the Servicer thereunder insofar as they relate to the Serviced Loans. The Servicer shall look solely to the Trust Fund for performance of any obligations of the Owner under the Servicing Agreement and the Trust Fund hereby assumes such obligations. All references to the Owner under the Servicing Agreement insofar as they relate to the Serviced Loans, shall be deemed to refer to the Trust Fund. The Servicer shall not amend or agree to amend, modify, waive, or otherwise alter any of the terms or provisions of the Servicing Agreement which amendment, modification, waiver or other alteration would in any way (i) materially affect the Serviced Loans or the Servicer's performance under the Servicing Agreement with respect to the Serviced Loans without the prior written consent of the Trustee and the Master Servicer or (ii) materially and adversely affect the interests of the Certificate holders in the Serviced Loans.

     (b) The Master Servicer shall be entitled to terminate the rights and obligations of the Servicer under this Agreement, as provided in Section 10.01 (Events of Default) of the Servicing Agreement. Notwithstanding anything herein to the contrary, in no event shall the Master Servicer be required to assume any of the obligations of the Owner under the Servicing Agreement; and in entering into this Agreement, in connection with the performance by the Master Servicer of any duties it may have hereunder, and in the exercise by the Master Servicer of its rights the parties and other signatories hereto, except the Servicer, agrees that the Master Servicer shall be entitled to all of the rights, protections and limitations of liability, immunities and indemnities afforded to the Master Servicer under the Pooling Agreement. Without limitation of the foregoing, any provision of the Servicing Agreement requiring the Seller or the Trust Fund, as "Owner" under the Servicing Agreement, to reimburse the Servicer for any costs or expenses shall be satisfied by the Servicer's reimbursement of such costs or expenses from the Custodial Account.

     (c) A copy of all assessments, attestations, reports and certifications required to be delivered by the Servicer under this Agreement and the Servicing Agreement shall be delivered to the Master Servicer by the date(s) specified herein or therein, and where such documents are required to be addressed to any party, such addressees shall include the Master Servicer and the Master Servicer shall be entitled to rely on such documents.

                                   ARTICLE VI

                                   WARRANTIES

     Maia and the Servicer mutually warrant and represent that, with respect to the Serviced Loans, the Servicing Agreement is in full force and effect as of the date hereof and has not been amended or modified in any way with respect to the Serviced Loans, except as set forth herein, and no notice of termination has been given thereunder.

                                  ARTICLE VII

                                 REPRESENTATIONS

     Pursuant to Section 9.0l(a) of the Servicing Agreement, the Servicer hereby represents and warrants, for the benefit of Lares, the Trustee and the Trust Fund, that the representations and warranties set forth in Section 3.01 of the Servicing Agreement are true and correct as of May 1, 2007 (the "Reconstitution Date"), as if such representations and warranties were made on such date.

     The Servicer hereby acknowledges and agrees that the remedies available to the Trust Fund (including the Trustee acting on the Trust Fund's behalf) in connection with any breach of the representations and warranties made by the Servicer set forth above that materially and adversely affects the value of that Mortgage Loan or the interests of the Owner in such Mortgage Loan shall be as set forth in Section 3.02 of the Servicing Agreement as if they were set forth herein (including without limitation the indemnity obligations set forth therein). Such enforcement of a right or remedy by the Trustee shall have the same force and effect as if the right or remedy had been enforced or exercised by the Trust Fund as Owner under the Servicing Agreement.

     Each of the Serviced Loans has been conveyed to the Trustee pursuant to the Pooling Agreement and Maia is not the originator of any of the Serviced Loans.

                                  ARTICLE VIII

                                   ASSIGNMENT

     The Servicer hereby acknowledges that the rights of the Seller as "Owner" under the Servicing Agreement as amended by this Agreement will be assigned to Lares, and by Lares to the Trust Fund under the Pooling Agreement, and agree that the Pooling Agreement will each be a valid assignment and assumption agreement or other assignment document and will constitute a valid assignment and assumption of the rights and obligations of the Seller as "Owner" under the Servicing Agreement to Lares and the Trustee, on behalf of the Trust Fund, as applicable. In addition, the Trust Fund has made, or intends to make, a REMIC election. the Servicer hereby consents to such assignment and assumption and acknowledges the Trust Fund's REMIC election.

                                   ARTICLE IX

                                  FULL RELEASE

     The parties hereto acknowledge and agree that in connection with the foregoing, the Seller is hereby fully released from all obligations to the Servicer under the Servicing Agreement with respect to the Serviced Loans.

                                    ARTICLE X

                             NOTICES AND REMITTANCES

     (a) All notices, consents, certificates, reports and certifications (collectively, "Written Information") required to be delivered to the Owner under the Servicing Agreement and under this Agreement shall be delivered to the Master Servicer at the following address:

                      Wells Fargo Bank, N.A.
                      P.O. Box 98
                      Columbia, Maryland 21046
                      Attention: Client Manager, Luminent 2007-2
                      (or in the case of overnight deliveries, 9062 Old Annapolis Road
                      Columbia, Maryland 21045
                      Attention: Client Manager, Luminent 2007-2)
                      Telephone: (410) 884-2000
                      Facsimile: (410) 715-2380

     (b) All amounts required to be remitted or distributed by the Servicer to the "Owner" under the Servicing Agreement and under this Agreement shall be on a scheduled/scheduled basis and shall be made to the following wire account:

                      Wells Fargo Bank, N.A.
                      ABA#: 121-000-248
                      Account Name: SAS CLEARING
                      Account Number: 3970771416
                      For further credit to: Luminent 2007-2, Account #53142600

     (c) All Written Information required to be delivered to the Trustee under the Servicing Agreement and under this Agreement shall be delivered to the Trustee at the following address:

                      HSBC Bank USA, National Association
                      452 Fifth Avenue
                      New York, New York 10018
                      Attention: CTLA - Structured Finance /
                        Luminent Mortgage Trust 2007-2

     (d) All Written Information required to be delivered to the Depositor under the Servicing Agreement and under this Agreement shall be delivered to the Depositor at the following address:

                      Lares Asset Securitization, Inc.
                      101 California St., 13th Floor
                      San Francisco, California 94111
                      Attention:  Christopher Zyda
                      Telephone:  (415) 217-4500
                      Facsimile:  (415) 217-4518

     (e) All demands, notices and communications required to be delivered to the Servicer under the Servicing Agreement and this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, as follows:

                      Wells Fargo Bank, N.A.
                      1 Home Campus
                      Des Moines, Iowa  50328-0001
                      Attention: John B. Brown, MAC X2302-033
                      Fax: (515) 324-3118

                                   ARTICLE XI

                                  GOVERNING LAW

     THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                  ARTICLE XII

                                    AMENDMENT

     The parties hereto hereby acknowledge and agree that the Servicing Agreement shall not be amended without the consent of the Seller.

                                  ARTICLE XIII

                                  COUNTERPARTS

     This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

                                  ARTICLE XIV

                                 RECONSTITUTION

     The Servicer and the Seller agree that this Agreement is a Reconstitution Agreement executed in connection with a Securitization Transaction and that May 1, 2007 is the Reconstitution Date.

                                   ARTICLE XV

                           LIMITED ROLE OF THE TRUSTEE

     The Trustee shall have no obligations or duties under this Agreement except as expressly set forth herein. No implied duties on the part of the Trustee shall be read into this Agreement. Nothing herein shall be construed to be an assumption by the Trustee of any duties or obligations of any party to this Agreement or the Servicing Agreement, the duties of the Trustee being solely those set forth in the Pooling Agreement. The Trustee is entering into this Agreement solely in its capacity as Trustee under the Pooling Agreement and not individually, and there shall be no recourse against the Trustee in its individual capacity hereunder or for the payment of any obligations of the Trust or the Trust Fund.

     IN WITNESS WHEREOF, the parties have caused this Reconstitution Agreement to be executed by their duly authorized officers as of the date first above written.



                                     WELLS FARGO BANK. N.A., as Servicer

                                     By: /s/ Laurie McGoogan
                                        ----------------------------
                                     Name:  Laurie McGoogan
                                     Title: Vice President


                                     MAIA MORTGAGE FINANCE STATUTORY
                                     TRUST, as Seller

                                     By: /s/ Christopher J. Zyda
                                        -----------------------------
                                     Name   Christopher J. Zyda
                                     Title: Trustee & President


                                     LARES ASSET SECURITIZATION, INC., as
                                     Depositor

                                     By: /s/ Christopher J. Zyda
                                        --------------------------
                                     Name:  Christopher J. Zyda
                                     Title: Chief Financial Officer


                                     WELLS FARGO BANK, N.A., as Master Servicer and Securities Administrator

                                     By: /s/ Amy Doyle
                                        ---------------------------
                                     Name:    Amy Doyle
                                     Title:   Vice President

Agreed to and acknowledged By:

HSBC BANK USA, NATIONAL ASSOCIATION,
not in its individual capacity, but solely as Trustee for Luminent Mortgage Trust 2007-2 under the Pooling Agreement

By: /s/ Nina Nassar
   ---------------------
Name:  Nina Nassar
Title: Officer

                                   EXHIBIT ONE

                    Modifications to the Servicing Agreement

     The Servicer and Seller hereby amend the Servicing Agreement with respect to the Assigned Loans as follows:

     (a) The definition of "Business Day" in Article I is hereby amended in its entirety to read as follows:

               Business Day: Any day other than a Saturday or Sunday, or a day on which banks and savings and loan institutions in the State of California, the State of Maryland, the State of Minnesota or the State of New York are authorized or obligated by law or executive order to be closed.

               (b) A new  definition  of  "Eligible  Account" is hereby added to
          Article I immediately following the definition of "Due Period" as follows:

                    Eligible Account: Any of

                    (a) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the short-term unsecured debt obligations of such holding company) are rated in the highest short term rating category of each Rating Agency at the time any amounts are held on deposit therein;

                    (b) an account or accounts the deposits in which are fully insured by the FDIC (to the limits established by it), the uninsured deposits in which account are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Securities Administrator, the Trustee and each Rating Agency, the Trustee on behalf of the Certificateholders will have a claim with respect to the funds in the account or a perfected first priority security interest against the collateral (which shall be limited to Permitted Investments) securing those funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained and which uninsured deposits shall not cause any Rating Agency to reduce its then-current rating on any Certificate, as evidenced by a rating confirmation from each such Rating Agency;

                    (c) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution, national banking association or trust company acting in its fiduciary capacity; or

                    (d) an account otherwise acceptable to each Rating Agency without reduction or withdrawal of its then current ratings of the Certificates as evidenced by a letter from such Rating Agency to the Securities Administrator and the Trustee. Eligible Accounts may bear interest.

                                 Exhibit One-1

     (c) The definition of "First Remittance Date" in Article I is hereby amended in its entirety to read as follows:

          First Remittance Date: May 18, 2007.

     (d) A new definition of "Master Servicer" is hereby added to Article I to read as follows:

          Master Servicer: Wells Fargo Bank, N.A. or any successor thereto.

     (e) The definition of "Opinion of Counsel" in Article I is hereby amended in its entirety to read as follows:

          Opinion of Counsel: A written opinion of counsel, who may be an employee of the Servicer, that is reasonably acceptable to the Trustee and the Master Servicer provided that any Opinion of Counsel relating to (a) qualification of the Mortgage Loans in a REMIC or (b) compliance with the REMIC Provisions, must be an opinion of counsel reasonably acceptable to the Trustee, the Master Servicer and the Depositor who (i) is in fact independent of the Servicer, (ii) does not have any material direct or indirect financial interest in the Servicer or in any affiliate of any such entity and (iii) is not connected with the Servicer as an officer, employee, director or person performing similar functions.

     (f) The definition of "Permitted Investments" is hereby added to Article I to read as follows:

     Permitted Investments: Any one or more of the following obligations or securities held in the name of the trustee for the benefit of the certificateholders acquired at a purchase price of not greater than par, regardless of whether issued or managed by the depositor, the trustee, the master servicer, the securities administrator or any of their respective affiliates or for which an affiliate serves as an advisor, will be considered a permitted investment:

          (i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

          (ii) (A) demand and time deposits in, certificates of deposit of, bankers' acceptances issued by or federal funds sold by any depository institution or trust company (including the trustee, the securities administrator or the master servicer or their agents acting in their respective commercial capacities) incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state authorities, so long as, at the time of such investment or contractual commitment providing for such investment, such depository institution or trust company or its ultimate parent has a short-term unsecured debt rating in one of the two highest available rating categories of each rating agency rating the certificates and (B) any other demand or time deposit or deposit account that is fully insured by the FDIC;

                                 Exhibit One-2

          (iii) repurchase obligations with respect to any security described in clause (i) above and entered into with a depository institution or trust company (acting as principal) rated A or higher by the rating agencies rating the certificates;

          (iv) securities bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States of America, the District of Columbia or any State thereof and that are rated by each rating agency rating the certificates in its highest long-term unsecured rating categories at the time of such investment or contractual commitment providing for such investment;

          (v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations) that is rated by each rating agency rating the certificates in its highest short-term unsecured debt rating available at the time of such investment;

          (vi) units of money market funds (which may be 12b-l funds, as contemplated by the Commission under the Investment Company Act of 1940) registered under the Investment Company Act of 1940 including funds managed or advised by the trustee, the master servicer, the securities administrator or an affiliate thereof having the highest applicable rating from each rating agency rating such funds; and

          (vii) if previously confirmed in writing to the trustee, any other demand, money market or time deposit, or any other obligation, security or investment, as may be acceptable to each rating agency rating the certificates in writing as a permitted investment of funds backing securities having ratings equivalent to its highest initial rating of the senior certificates;

          In each case (other than clause (a)), such Permitted Investment shall have a final maturity (giving effect to any applicable grace period) no later than the Business Day immediately preceding the Distribution Date (or, if the Securities Administrator or an Affiliate is the obligor on such Permitted Investment, the Distribution Date) next following the Due Period in which the date of investment occurs; provided, that, Permitted Investments may not include (i) any interest-only security, any security purchased at a price in excess of 100% of the par value or any security that provides for payment of both principal and interest with a yield to maturity in excess of 120% of the yield to maturity at par, (ii) any floating rate security whose interest rate is inversely or otherwise not proportionately related to an interest rate index or is calculated as other than the sum of an interest rate index plus a spread, (iii) securities subject to an offer, (iv) any security with a rating from S&P which includes the subscript "p," "pi," "q," "r" or "t", or (v) any investment, the income from which is or will be subject to deduction or withholding for or on account of any withholding or similar tax.

     (g) The definition of "Rating Agency" in Article I is hereby amended in its entirety to read as follows:

          Rating Agency: Each of Moody's Investors Service and Standard & Poor's Ratings Services.

                                 Exhibit One-3

     (h) The definition of "Remittance Date" in Article I is hereby amended by adding the following phrase at the beginning of the definition: "No later than 4:00 p.m. Eastern Time on".

     (i) Section 4.04 (Establishment of and Deposits to Custodial Account) is hereby amended as follows:

          (i) by replacing the words "Wells Fargo Bank, N.A., in trust for the Owner and/or subsequent owners of Mortgage Loans, and various Mortgagors - P&I", with the words "Wells Fargo Bank, N.A., in trust for the Trustee of Luminent Mortgage Trust 2007-2" in the first paragraph;

          (ii) by replacing the sentence "The Custodial Account shall be established with a Qualified Depository" with "The Custodial Account shall be an Eligible Account."

          (iii) by adding a new paragraph at the end of the section to read as follows:

          "Funds in the Custodial Account shall, if invested, be invested in Permitted Investments; provided, however, that the Servicer shall be under no obligation or duty to invest (or otherwise pay interest on) amounts held in the Custodial Account. All Permitted Investments shall mature or be subject to redemption or withdrawal no later than one Business Day prior to the next succeeding Remittance Date (except that if such Permitted Investment is an obligation of the Servicer, then such Permitted Investment shall mature not later than such applicable Remittance Date). Any and all investment earnings from any such Permitted Investment shall be for the benefit of the Servicer and shall be subject to its withdrawal or order from time to time, and shall not be part of the Trust Fund. The risk of loss of moneys required to be remitted to the Master Servicer resulting from such investments shall be borne by and be the risk of the Servicer. The Servicer shall deposit the amount of any such loss in the Custodial Account immediately as realized, but in no event later than the related Remittance Date."

     (j) Section 4.06 (Establishment of and Deposits into Escrow Account) is hereby amended as follows:

          (i) by replacing the words "Wells Fargo Bank, N.A., in trust for the Owner and/or subsequent owners of Mortgage Loans, and various Mortgagors - T & I", with the words "Wells Fargo Bank, N.A., in trust for the Trustee of Luminent Mortgage Trust 2007-2 and various Mortgagors - T & I" in the first paragraph;

          (ii)  by  replacing  the  language  "The  Escrow   Accounts  shall  be
     established with a Qualified Depository" with "The Escrow Accounts shall be Eligible Accounts."

          (iii) by adding the following sentence after the last sentence of the third paragraph as follows:

          "The Servicer will be obligated to make Servicing Advances to the Escrow Account in respect of its obligations under this Section 4.06, reimbursable from the Escrow Accounts or Custodial Account to the extent not collected from the related Mortgagor, anything to the contrary notwithstanding, when and as necessary to pursuant to Section 4.08 hereof;


                                 Exhibit One-4
     provided, however, that Servicing Advances shall not be required to be made by the Servicer if such Servicing Advance would, if made, be, in the Servicer's reasonable judgment, nonrecoverable."

     (k) Section 4.10 (Maintenance of Hazard Insurance) is hereby amended by deleting the following language from the end of the fourth paragraph: "and if the Mortgagor does not obtain such coverage, the Servicer shall immediately force place the required coverage on the Mortgagor's behalf."

     (l) The following paragraph shall be inserted in Section 4.15 immediately preceding the final paragraph, to read as follows:

               Serviced Loans with an LTV =75% and =80% as noted on Exhibit Two of the Reconstitution Agreement will be covered by a master lender-paid private mortgage insurance policy issued by Triad Guaranty Insurance Corporation ("Triad"). The Servicer shall not take any action that would result in non-coverage under such policy which, but for the actions of the Servicer, would have been covered thereunder. In connection with its activities as servicer, the Servicer agrees to prepare and present, on behalf of itself and the Trust Fund, claims to Triad under such policy in a timely fashion in accordance with the terms of such policy and, in this regard, to take such action as shall be necessary to permit recovery under such policy respecting a defaulted serviced loan. Any amounts collected by the Servicer under such policy shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 4.05 (as if such funds related to a PMI Policy).

     (m) Section 4.13 (Inspections) is hereby deleted in its entirety and replaced with the following:

               "The Servicer shall inspect the Mortgaged Property as often as deemed necessary in accordance with Accepted Servicing Practices or as may be required by the primary mortgage guaranty insurer, to assure itself that the value of the Mortgaged Property is being preserved. The Servicer shall keep a record of each such inspection and, upon request, shall provide the Owner with an electronic report of each such inspection."

     (n) Section 4.16 (Title, Management and Disposition or REO Property) is amended by removing all language between "(i)" in the third line of the third paragraph and the words "and (ii)" in the fifth line of the third paragraph and replacing it with the following: "unless the servicer, at its expense, has obtained an extension from the IRS or provided an opinion of counsel that continuing to hold the property will not result in an adverse REMIC event".

     (o) Section 4.25 (Use of Subservicers and Subcontractors) id hereby amended as follows:

          (i) by adding the words ", any Master Servicer" after the word "Owner" in the last sentence of paragraph (a);

          (ii) by adding ", 6.07" directly after "6.06" in the fifth line of paragraph (a);


                                 Exhibit One-5

          (iii) by removing "(iv)" in line seven of paragraph (a);

          (iv) by deleting the words "as a master servicer or" in the fourth line of paragraph (b) and replacing them with "as an";

          (v) by removing the words ", any Master Servicer" in the fourth line of the paragraph directly following paragraph (b);

          (vi) by adding ", 6.07" after 6.06 at the end the fourth line of the paragraph directly following paragraph (b); and

          (vii) by removing the words "any Master Servicer and" in the seventh line of the paragraph directly following paragraph (b) and adding the words "and the other certificates in the same line directly after the words "compliance and attestation".

     (p) Section 5.01 is amended by deleting the words "such second Business Day" in the seventh line of the second paragraph of the section and replacing them with the words "the Remittance Date".

     (q) Section 5.02 (Statements to Purchaser) is hereby amended to read as follows:

          "Not later than the tenth calendar day of each month (or, if such 10th day is not a Business Day, the immediately preceding Business Day) the Servicer shall furnish to the Master Servicer in electronic format a statement providing loan level accounting data, defaulted loan data and realized loss and gain data for the period ending on the last Business Day of the preceding month in the format attached as Exhibit M."

     (r) Section 5.04 (Repurchase) is hereby amended as follows:

          (i) by replacing  the words "the Owner" in the second  sentence of the
     second  paragraph  with  "Maia  Mortgage   Finance   Statutory  Trust,  the
     Depositor, the Trustee, or the Master Servicer"

          (ii) by replacing each of the references to "the Owner" in the final paragraph with "Maia Mortgage Finance Statutory Trust, the Depositor, the Trustee, the Trust Fund and the Master Servicer"

     (s) Section 6.04 (Annual Statements as to Compliance) is hereby amended as follows:

          (i) by replacing "2007" in the first line with "2008"; and

          (ii) by replacing the words "or any Master Servicer or Depositor" in both the second and third lines and with the words ", any Master Servicer".

     (t) Section 6.05 (Annual Independent Public Accountants' Servicing Report) is deleted in its entirety and replaced with "Reserved".


                                 Exhibit One-6

     (u) Section 6.06 (Report on Assessment of Compliance and Attestation) is hereby amended as follows:

          (i) by deleting the first line of the section and replacing the word "on" at the beginning of the second line and replacing it with "On";

          (ii) by replacing "2007" in the second line with "2008";

          (iii) by deleting the word "substantially" in the eighth line of paragraph (i);

          (iv) by adding the following after the word "Servicer" in the last line of paragraph (i): "and any person that will be responsible for signing any Sarbanes Certification with respect to a Securitization Transaction";

          (v) by adding the following after the words "Regulation AB" at the end of paragraph (i): "delivered to the Owner at the time of any Securitization Transaction";

          (vi) by replacing the word "or" in the first line of paragraph (ii) with the word "and";

          (vii) by deleting the word "the" in the fourth line of paragraph (ii) immediately preceding the word "compliance";

          (viii) by deleting all language in the first line of paragraph (iv) up to and including the word "Depositor"; and

          (ix) by adding the following to the seventh line of paragraph (iv) after the word "certification": :signed by the appropriate officer of the servicer".

     (v) Section 6.07 (Remedies) is hereby amended as follows:

          (i) by deleting the words "any Master Servicer" in the twelfth line of paragraph (i);

          (ii) by adding the following after the word "Servicer" in the sixteenth line of paragraph (i): "(and if the Company is servicing any of the Mortgage Loans in a Securitization Transaction, appoint a successor servicer reasonably acceptable to any Master Servicer for such Securitization Transaction)"; and

          (iii) by adding the following after the word "Default" in the eighth line of paragraph (ii): "(notwithstanding any other provision in this Agreement or any Reconstitution Agreement to the contrary)".

     (w) Section 8.01 (Indemnification; Third Party Claims) is hereby amended by replacing each of the references to "the Owner" in the paragraph with "Maia Mortgage Finance Statutory Trust, the Trust Fund, the Master Servicer, the Trustee and the Depositor."


                                 Exhibit One-7

     (x) Section 8.04 (Limitation on Resignation and Assignment by Servicer) is hereby amended by replacing the last reference to "the Owner" in the first paragraph, each reference to "the Owner" in the second paragraph, and the first reference to "the Owner" in the third paragraph with "the Owner, the Depositor, the Trustee, the Master Servicer and each Rating Agency".

     (y) Section 9.01 (Removal of Mortgage Loans from Inclusion Under this Agreement Upon a Securitization Transaction) is hereby amended as follows:

          (i) by deleting the word "or" where it appears after the word "Servicer" in the fifth and seventh lines of paragraph (e);

          (ii) by adding the words "any Master Servicer" in the fifth line of paragraph (f) after the word "Owner";

          (iii) by adding the following  sections  immediately  before paragraph
     (h) and adjusting the section labeling thereafter accordingly:

               "(h) In addition to such information as the Company, as servicer, is obligated to provide pursuant to other provisions of this Agreement, not later than ten days prior to the deadline for the filing of any distribution report on Form 10-D in respect of any Securitization Transaction that includes any of the Mortgage Loans serviced by the Company or any Subservicer, the Company or such Subservicer, as applicable, shall, to the extent the Company or such Subservicer has knowledge, provide to the party responsible for filing such report (including, if applicable, the Master Servicer) notice of the occurrence of any of the following events along with all information, data, and materials related thereto as may be required to be included in the related distribution report on Form 10-D (as specified in the provisions of Regulation AB referenced below):

                    (i) any  material  modifications,  extensions  or waivers of pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time (Item 1121(a)(11) of Regulation AB);

                    (ii)  material  breaches  of pool asset  representations  or
               warranties  or  transaction   covenants   (Item   1121(a)(12)  of
               Regulation AB); and

                    (iii) information regarding new asset-backed securities issuances backed by the same pool assets, any pool asset changes (such as, additions, substitutions or repurchases), and any material changes in origination, underwriting or other criteria for acquisition or selection of pool assets (Item 1121(a)(14) of Regulation AB).

               (i) The Company shall provide to the Owner, any Master Servicer and any Depositor, evidence of the authorization of the person


                                 Exhibit One-8
               signing any certification or statement, copies or other evidence of Fidelity Bond Insurance and Errors and Omission Insurance policy, financial information and reports, and such other information related to the Company or any Subservicer or the Company or such Subservicer's performance hereunder as may be reasonably requested by the Owner, any Master Servicer or any Depositor;".

          (iv) by deleting the words "including any Master Servicer, if applicable," from the third line of paragraph (h) and replacing them with the following: "(including, but not limited to, any Master Servicer)";

          (v) by deleting the words "this Section 9.01(h)" from the first line of paragraph (h)(ii)and replacing them with the following: "Sections 4.25, 6.04, 6.06, 6.07 and 9.01";

          (vi) by deleting the words "this Section 9.01(h)" from the second line of paragraph (h)(iv) and replacing them with the following: "Sections 4.25, 6.04, 6.06, 6.07 and 9.01";

          (vii) by capitalizing the word "party" in the second line of the paragraph immediately following paragraph (h)(iv);

     (z) Section 10.01 (Events of Default) is hereby amended as follows:

          (i) by replacing each reference to "the Owner" with "the Master Servicer;"

          (ii) by replacing the words "three (3)" in the third line of paragraph
     (i) with the words "two (2)";

          (iii) by replacing the words "ninety (90)" in the fourth line of paragraph (ii) with the words "sixty (60)"

          (iv) by amending sub clause (ix) by replacing the words "fifteen (15)" in the third line with the words "ten (10)";

          (v) by adding the following paragraph directly before the final paragraph of that section:

          "Upon written request from the Depositor or the Master Servicer in connection with any such termination or any resignation, the Servicer shall, at its expense, prepare, execute and deliver to the successor entity designated by the Master Servicer any and all documents and other instruments, place in such successor's possession all Mortgage Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including but not limited to the transfer and endorsement or assignment of the Mortgage Loans and related documents, at the Servicer's sole expense, as provided in
     Article V of the Pooling Agreement."


                                 Exhibit One-9

     (aa) Section 10.02 (Waiver of Defaults) is hereby amended by replacing the reference to "Owner" with "Master Servicer."

     (bb) Section 11.01 (Termination) is hereby amended by deleting the first paragraph of such section in its entirety and replacing it with the following:

               "The respective obligations and responsibilities of the Servicer shall terminate upon the: (i) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or the disposition of all REO Property and the remittance of all funds due hereunder; (ii) in accordance with Section 10.01 or (iii) in accordance with Section 8.04."

     (cc) Section 12.01 (Successor to Servicer) is hereby amended as follows:

          (i) by replacing the words "Prior to" with "Upon" at the beginning of the first sentence of the first paragraph;

          (ii) by replacing the reference to "Section 8.04, 10.01 or 11.01 (ii)" with "Section 10.01" in the second line of the first paragraph;

          (iii) by adding the words ", in accordance with the Pooling Agreement," after the word "shall" in the second line of the first paragraph; (iv) by adding the following new sentence immediately after the first sentence of the first paragraph to read as follows:

          "Any successor to the Servicer shall be a FHMC- or FNMA-approved servicer and shall be subject to the approval of each Rating Agency, as evidenced by a letter from each such Rating Agency delivered to the Trustee and the Master Servicer that the transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates."

          (v) by replacing the references to the "Owner" in the second and eighth lines of the second paragraph with "the Master Servicer and the Trustee;" and

          (vi) by adding a final paragraph to read as follows:

          "Except as otherwise provided in this Section 12.01, all reasonable costs and expenses incurred in connection with any transfer of servicing hereunder (as a result of the termination or resignation of the Seller as Servicer), including, without limitation, the costs and expenses of the Master Servicer or any other Person in appointing a successor servicer, or of the Master Servicer in assuming the responsibilities of the Servicer hereunder, or transferring the Servicing Files and the other necessary data, including the completion, correction or manipulation of such servicing data as may be required to correct any errors or insufficiencies in the servicing data, to the successor servicer shall be paid by the terminated or resigning Servicer from its own funds without reimbursement."


                                 Exhibit One-10

     (dd) Section 12.02 (Amendment) is hereby amended to read as follows:

          "This Agreement may be amended only by written agreement signed by the Servicer, the Depositor, the Master Servicer and the Trustee. The party requesting such amendment shall, at its own expense, provide the Depositor, the Master Servicer and the Trustee with an Opinion of Counsel that (i) such amendment is permitted under the terms of this Agreement, (ii) the Servicer has complied with all applicable requirements of this Agreement, and (iii) such Amendment will not materially adversely affect the interest of the Certificate holders in the Serviced Loans."

     (ee) Section 12.14 (Third Party Beneficiaries) is hereby amended to read as follows:

     Section 12.14 Third Party Beneficiaries.

          Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Trustee, the Master Servicer and the Depositor each receive the benefit of the provisions of this Agreement as an intended third party beneficiary of this Agreement to the extent of such provisions. The Servicer shall have the same obligations to the Trustee, the Master Servicer and the Depositor as if the Trustee, the Master Servicer and the Depositor were each a party to this Agreement, and the Trustee, the Master Servicer and the Depositor each shall have the same rights and remedies to enforce the provisions of this Agreement as if it were a party to this Agreement. The Servicer shall only take directions from the Master Servicer (if direction by the Master Servicer is required under this Agreement) unless otherwise directed by this Agreement. Notwithstanding the foregoing, all rights and obligations of the Trustee, the Master Servicer and the Depositor hereunder (other than the right to indemnification and the indemnification obligations, as applicable) shall terminate upon termination of the Trust Fund pursuant to the Pooling Agreement.

     (ff) Exhibit Four attached hereto is hereby added to the Servicing Agreement as Exhibits K, L and M.


                                 Exhibit One-11

                                   EXHIBIT TWO

                             List of Serviced Loans

 To be retained in a separate closing binder entitled "Luminent 2007-2 Mortgage
      Loan Schedule" at the Washington DC offices of Hunton & Williams LLP



                                 Exhibit Two-1

                                  EXHIBIT THREE

                               Servicing Agreement

                       On File with Hunton & Williams LLP



                                Exhibit Three-1

                           SCHEDULE A to EXHIBIT THREE

                       Assignment and Assumption Agreement

                       On File with Hunton & Williams LLP




                                 Exhibit Three-2

                                  EXHIBIT FOUR
                                  ------------

                      Form of Periodic Reports to Purchaser
                      -------------------------------------

                                    Exhibit M

-----------------------------------------------------------------------------------------------------------------------------------
                             Standard Loan Level File Layout --
                             Master Servicing
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Exhibit 1:  Layout
-----------------------------------------------------------------------------------------------------------------------------------
Column Name                  Description                                                     Decimal  Format Comment           Max
                                                                                                                               Size
-----------------------------------------------------------------------------------------------------------------------------------
Each file requires the following fields:
-----------------------------------------------------------------------------------------------------------------------------------
SER_INVESTOR_NBR             A value assigned by the Servicer to define a group of                    Text up to 20 digits       20
                             loans.
-----------------------------------------------------------------------------------------------------------------------------------
LOAN_NBR                     A unique identifier assigned to each loan by the                         Text up to 10 digits       10
                             investor.
-----------------------------------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR            A unique number assigned to a loan by the Servicer.                      Text up to 10 digits       10
                             This may be different than the LOAN_NBR.
-----------------------------------------------------------------------------------------------------------------------------------
SCHED_PAY_AMT                Scheduled monthly principal and scheduled interest                    2  No commas(,) or dollar     11
                             payment that a borrower is expected to pay, P&I                          signs ($)
                             constant.
-----------------------------------------------------------------------------------------------------------------------------------
NOTE_INT_RATE                The loan interest rate as reported by the Servicer.                   4  Max length of 6             6
-----------------------------------------------------------------------------------------------------------------------------------
NET_INT_RATE                 The loan gross interest rate less the service fee rate                4  Max length of 6             6
                             as reported by the Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
SERV_FEE_RATE                The servicer's fee rate for a loan as reported by the                 4  Max length of 6             6
                             Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
SERV_FEE_AMT                 The servicer's fee amount for a loan as reported by the               2  No commas(,) or dollar     11
                             Servicer.                                                                signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
NEW_PAY_AMT                  The new loan payment amount as reported by the                        2  No commas(,) or dollar     11
                             Servicer.                                                                signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
NEW_LOAN_RATE                The new loan rate as reported by the Servicer.                        4  Max length of 6             6
-----------------------------------------------------------------------------------------------------------------------------------
ARM_INDEX_RATE               The index the Servicer is using to calculate a                        4  Max length of 6             6
                             forecasted rate.
-----------------------------------------------------------------------------------------------------------------------------------

                                 Exhibit Four-1

-----------------------------------------------------------------------------------------------------------------------------------
ACTL_BEG_PRIN_BAL            The borrower's actual principal balance at the                        2  No commas(,) or dollar     11
                             beginning of the processing cycle.                                       signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
ACTL_END_PRIN_BAL            The borrower's actual principal balance at the end of                 2  No commas(,) or dollar     11
                             the processing cycle.                                                    signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE       The date at the end of processing cycle that the                         MM/DD/YYYY                 10
                             borrower's next payment is due to the Servicer, as
                             reported by Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_1              The first curtailment amount to be applied.                           2  No commas(,) or dollar     11
                                                                                                      signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_1             The curtailment date associated with the first                           MM/DD/YYYY                 10
                             curtailment amount.
-----------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_1              The curtailment interest on the first curtailment                     2  No commas(,) or dollar     11
                             amount, if applicable.                                                   signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_2              The second curtailment amount to be applied.                          2  No commas(,) or dollar     11
                                                                                                      signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_2             The curtailment date associated with the second                          MM/DD/YYYY                 10
                             curtailment amount.
-----------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_2              The curtailment interest on the second curtailment                    2  No commas(,) or dollar     11
                             amount, if applicable.                                                   signs ($)
-----------------------------------------------------------------------------------------------------------------------------------

                                 Exhibit Four-2

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Exhibit 1: Continued         Standard Loan Level File Layout
-----------------------------------------------------------------------------------------------------------------------------------
Column Name                  Description                                                     Decimal  Format Comment           Max
                                                                                                                               Size
-----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_3              The third curtailment amount to be applied.                           2  No commas(,) or dollar     11
                                                                                                      signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_3             The curtailment date associated with the third                           MM/DD/YYYY                 10
                             curtailment amount.
-----------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_AMT_3               The curtailment interest on the third curtailment                     2  No commas(,) or dollar     11
                             amount, if applicable.                                                   signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
PIF_AMT                      The loan "paid in full" amount as reported by the                     2  No commas(,) or dollar     11
                             Servicer.                                                                signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
PIF_DATE                     The paid in full date as reported by the Servicer.                       MM/DD/YYYY                 10
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Action Code Key:            2
ACTION_CODE                  The standard FNMA numeric code used to indicate the                      15=Bankruptcy,
                             default/delinquent status of a particular loan.                          30=Foreclosure, ,
                                                                                                      60=PIF, 63=Substitution,
                                                                                                      65=Repurchase,70=REO
-----------------------------------------------------------------------------------------------------------------------------------
INT_ADJ_AMT                  The amount of the interest adjustment as reported by                  2  No commas(,) or dollar     11
                             the Servicer.                                                            signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
SOLDIER_SAILOR_ADJ_AMT       The Soldier and Sailor Adjustment amount, if                          2  No commas(,) or dollar     11
                             applicable.                                                              signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
NON_ADV_LOAN_AMT             The Non Recoverable Loan Amount, if applicable.                       2  No commas(,) or dollar     11
                                                                                                      signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
LOAN_LOSS_AMT                The amount the Servicer is passing as a loss, if                      2  No commas(,) or dollar     11
                             applicable.                                                              signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
Plus the following applicable fields:
-----------------------------------------------------------------------------------------------------------------------------------
SCHED_BEG_PRIN_BAL           The scheduled outstanding principal amount due at                     2  No commas(,) or dollar     11
                             the beginning of the cycle date to be passed through                     signs ($)
                             to investors.
-----------------------------------------------------------------------------------------------------------------------------------
SCHED_END_PRIN_BAL           The scheduled principal balance due to investors at                   2  No commas(,) or dollar     11
                             the end of a processing cycle.                                           signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
SCHED_PRIN_AMT               The scheduled principal amount as reported by the                     2  No commas(,) or dollar     11
                             Servicer for the current cycle -- only applicable for                    signs ($)
                             Scheduled/Scheduled Loans.
-----------------------------------------------------------------------------------------------------------------------------------

                                 Exhibit Four-3


-----------------------------------------------------------------------------------------------------------------------------------
SCHED_NET_INT                The scheduled gross interest amount less the service                  2  No commas(,) or dollar     11
                             fee amount for the current cycle as reported by the                      signs ($)
                             Servicer -- only applicable for Scheduled/Scheduled
                             Loans.
-----------------------------------------------------------------------------------------------------------------------------------
ACTL_PRIN_AMT                The actual principal amount collected by the Servicer                 2  No commas(,) or dollar     11
                             for the current reporting cycle -- only applicable for                   signs ($)
                             Actual/Actual Loans.
-----------------------------------------------------------------------------------------------------------------------------------
ACTL_NET_INT                 The actual gross interest amount less the service fee                 2  No commas(,) or dollar     11
                             amount for the current reporting cycle as reported by                    signs ($)
                             the Servicer -- only applicable for Actual/Actual Loans.
-----------------------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ AMT          The penalty amount received when a borrower                           2  No commas(,) or dollar     11
                             prepays on his loan as reported by the Servicer.                         signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ WAIVED       The prepayment penalty amount for the loan waived                     2  No commas(,) or dollar     11
                             by the servicer.                                                         signs ($)
-----------------------------------------------------------------------------------------------------------------------------------

                                 Exhibit Four-4

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Exhibit 1: Continued         Standard Loan Level File Layout
-----------------------------------------------------------------------------------------------------------------------------------
Column Name                  Description                                                     Decimal  Format Comment           Max
                                                                                                                               Size
-----------------------------------------------------------------------------------------------------------------------------------
MOD_DATE                     The Effective Payment Date of the Modification for the                   MM/DD/YYYY                 10
                             loan.
-----------------------------------------------------------------------------------------------------------------------------------
MOD_TYPE                     The Modification Type.                                                   Varchar - value can be     30
                                                                                                      alpha or numeric
-----------------------------------------------------------------------------------------------------------------------------------
DELINQ_P&I_ADVANCE_AMT       The current outstanding principal and interest                        2  No commas(,) or dollar     11
                             advances made by Servicer.                                               signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
BREACH_FLAG                  Flag to indicate if the repurchase of a loan is due to a                 Y=Breach                    1
                             breach of Representations and Warranties                                 N=NO Breach
                                                                                                      Let blank if N/A
-----------------------------------------------------------------------------------------------------------------------------------











                                 Exhibit Four-5

Exhibit 2:  Monthly Summary Report by Single Investor

MONTHLY SUMMARY REPORT

For Month Ended: mm/dd/yyyy                 Servicer Name
                -----------                              -----------------------

Prepared by:                                Investor Nbr
            --------------------------------            ------------------------

--------------------------------------------------------------------------------
Section 1.  Remittances and Ending Balances - Required Data
--------------------------------------------------------------------------------
Beginning     Ending    Total Monthly   Total Ending Unpaid   Total Monthly
Loan Count  Loan Count  Remittance Amo   Principal Balance   Principal Balance
--------------------------------------------------------------------------------
    0           0               $0.00           $0.00             $0.00
--------------------------------------------------------------------------------
Principal Calculation
---------------------
1.  Monthly Principal Due                                       +    $0.00
                                                                 ---------
2.  Current Curtailments                                        +    $0.00
                                                                 ---------
3.  Liquidations                                                +    $0.00
                                                                 ---------
4.  Other (attach explanation)                                  +    $0.00
                                                                 ---------
5.  Principal Due                                                    $0.00
                                                                 ---------
6.  Interest (reported "gross")                                 +    $0.00
                                                                 ---------
7.  Interest Adjustments on Curtailments                        +    $0.00
                                                                 ---------
8.  Servicing Fees                                              -    $0.00
                                                                 ---------
9.  Other Interest (attach explanation)                         +    $0.00
                                                                 ---------
10. Interest Due      (need to subtract ser fee)                     $0.00
                                                                 =========
Remittance Calculation
----------------------
11. Total Principal and Interest Due (lines 5+10)               +    $0.00
                                                                 ---------
12. Reimbursement of Non-Recoverable Advances                   -    $0.00
                                                                 ---------
13. Total Realized gains                                        +    $0.00
                                                                 ---------
14. Total Realized Losses                                       -    $0.00
                                                                 ---------
15. Total Prepayment Penalties                                  +    $0.00
                                                                 ---------
16. Total Non-Supported Compensating Interest                   -    $0.00
                                                                 ---------
17. Other (attach explanation)                                       $0.00
                                                                 ---------
18. Net Funds Due on or before Remittance Date                  $    $0.00
                                                                 ---------

                                 Exhibit Four-6

------------------------------------------------------------------------------------------
Section 2.  Delinquency Report - Optional Data for Loan Accounting
------------------------------------------------------------------------------------------
                            Installments Delinquent
------------------------------------------------------------------------------------------
Total No.    Total No.                                In       Real Estate  Total Dollar
   of           of        30-   60-   90 or more  Foreclosure     Owned       Amount of
  Loans    Delinquencies  Days  Days     Days      (Optional)   (Optional)  Delinquencies
------------------------------------------------------------------------------------------
    0            0         0     0         0           0             0          $0.00
------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Section 3.  REG AB Summary Reporting - REPORT ALL APPLICABLE FIELDS
--------------------------------------------------------------------------------
REG AB FIELDS                               LOAN COUNT              BALANCE
--------------------------------------------------------------------------------
PREPAYMENT PENALTY AMT                           0                   $0.00
--------------------------------------------------------------------------------
PREPAYMENT PENALTY AMT WAIVED                    0                   $0.00
--------------------------------------------------------------------------------
DELINQUENCY P&I AMOUNT                           0                   $0.00
--------------------------------------------------------------------------------










                                 Exhibit Four-7

Exhibit N: Standard File Layout -- Delinquency Reporting

 *The column/header names in bold are the minimum fields Wells Fargo must receive from every Servicer
-----------------------------------------------------------------------------------------------------------------------------------
Column/Header Name                            Description                                                 Decimal  Format
                                                                                                                   Comment
-----------------------------------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR               A unique number assigned to a loan by the Servicer.  This may be different than the LOAN_NBR
-----------------------------------------------------------------------------------------------------------------------------------
LOAN_NBR                        A unique identifier assigned to each loan by the originator.
-----------------------------------------------------------------------------------------------------------------------------------
CLIENT_NBR                      Servicer Client Number
-----------------------------------------------------------------------------------------------------------------------------------
SERV_INVESTOR_NBR               Contains a unique number as assigned by an external servicer to identify a group of loans in their system.
-----------------------------------------------------------------------------------------------------------------------------------
BORROWER_FIRST_NAME             First Name of the Borrower.
-----------------------------------------------------------------------------------------------------------------------------------
BORROWER_LAST_NAME              Last name of the borrower.
-----------------------------------------------------------------------------------------------------------------------------------
PROP_ADDRESS                    Street Name and Number of Property
-----------------------------------------------------------------------------------------------------------------------------------
PROP_STATE                      The state where the  property located.
-----------------------------------------------------------------------------------------------------------------------------------
PROP_ZIP                        Zip code where the property is located.
-----------------------------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE          The date that the borrower's next payment is due to the servicer at                MM/DD/YYYY
                                the end of processing cycle, as reported by Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
LOAN_TYPE                       Loan Type (i.e. FHA, VA, Conv)
-----------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_FILED_DATE           The date a particular bankruptcy claim was filed.                                  MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_CHAPTER_CODE         The chapter under which the bankruptcy was filed.
-----------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_CASE_NBR             The case number assigned by the court to the bankruptcy filing.
-----------------------------------------------------------------------------------------------------------------------------------
POST_PETITION_DUE_DATE          The payment due date once the bankruptcy has been approved by                      MM/DD/YYYY
                                the courts
-----------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_DCHRG_DISM_DATE      The Date The Loan Is Removed From Bankruptcy. Either by                            MM/DD/YYYY
                                Dismissal, Discharged and/or a Motion For Relief Was Granted.
-----------------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_APPR_DATE              The Date The Loss Mitigation Was Approved By The Servicer                          MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_TYPE                   The Type Of Loss Mitigation Approved For A Loan Such As;
-----------------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_EST_COMP_DATE          The Date The Loss Mitigation /Plan Is Scheduled To End/Close                       MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_ACT_COMP_DATE          The Date The Loss Mitigation Is Actually Completed                                 MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
FRCLSR_APPROVED_DATE            The date DA Admin sends a letter to the servicer with instructions to              MM/DD/YYYY
                                begin foreclosure proceedings.
-----------------------------------------------------------------------------------------------------------------------------------
ATTORNEY_REFERRAL_DATE          Date File Was Referred To Attorney to Pursue Foreclosure                           MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
FIRST_LEGAL_DATE                Notice of 1st legal filed by an Attorney in a Foreclosure Action                   MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------

                                 Exhibit Four-8

-----------------------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_EXPECTED_DATE       The date by which a foreclosure sale is expected to occur.                         MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_DATE                The actual date of the foreclosure sale.                                           MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_AMT                 The amount a property sold for at the foreclosure sale.                      2     No commas(,) or
                                                                                                                   dollar signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
EVICTION_START_DATE             The date the servicer initiates eviction of the borrower.                          MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
EVICTION_COMPLETED_DATE         The date the court revokes legal possession of the property from the               MM/DD/YYYY
                                borrower.
-----------------------------------------------------------------------------------------------------------------------------------
LIST_PRICE                      The price at which an REO property is marketed.                              2     No commas(,) or
                                                                                                                   dollar signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
LIST_DATE                       The date an REO property is listed at a particular price.                          MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
OFFER_AMT                       The dollar value of an offer for an REO property.                            2     No commas(,) or
                                                                                                                   dollar signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
OFFER_DATE_TIME                 The date an offer is received by DA Admin or by the Servicer.                      MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
REO_CLOSING_DATE                The date the REO sale of the property is scheduled to close.                       MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
REO_ACTUAL_CLOSING_DATE         Actual Date Of REO Sale                                                            MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
OCCUPANT_CODE                   Classification of how the property is occupied.
-----------------------------------------------------------------------------------------------------------------------------------
PROP_CONDITION_CODE             A code that indicates the condition of the property.
-----------------------------------------------------------------------------------------------------------------------------------
PROP_INSPECTION_DATE            The date a  property inspection is performed.                                      MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
APPRAISAL_DATE                  The date the appraisal was done.                                                   MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
CURR_PROP_VAL                   The current "as is" value of the property based on brokers price             2
                                opinion or appraisal.
-----------------------------------------------------------------------------------------------------------------------------------
REPAIRED_PROP_VAL               The amount the property would be worth if repairs are completed              2
                                pursuant to a broker's price opinion or appraisal.
-----------------------------------------------------------------------------------------------------------------------------------
If applicable:
-----------------------------------------------------------------------------------------------------------------------------------
DELINQ_STATUS_CODE              FNMA Code Describing Status of Loan
-----------------------------------------------------------------------------------------------------------------------------------
DELINQ_REASON_CODE              The circumstances which caused a borrower to stop paying on a loan.  Code indicates the reason why the loan is in default for this cycle.
-----------------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_FILED_DATE             Date Mortgage Insurance Claim Was Filed With Mortgage Insurance                    MM/DD/YYYY
                                Company.
-----------------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_AMT                    Amount of Mortgage Insurance Claim Filed                                           No commas(,) or
                                                                                                                   dollar signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_PAID_DATE              Date Mortgage Insurance Company Disbursed Claim Payment                            MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_AMT_PAID               Amount Mortgage Insurance Company Paid On Claim                              2     No commas(,) or
                                                                                                                   dollar signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_FILED_DATE           Date Claim Was Filed With Pool Insurance Company                                   MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------

                                 Exhibit Four-9

-----------------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT                  Amount of Claim Filed With Pool Insurance Company                            2     No commas(,) or
                                                                                                                   dollar signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_PAID_DATE            Date Claim Was Settled and The Check Was Issued By The Pool                        MM/DD/YYYY
                                Insurer
-----------------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT_PAID             Amount Paid On Claim By Pool Insurance Company                               2     No commas(,) or
                                                                                                                   dollar signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_FILED_DATE     Date FHA Part A Claim Was Filed With HUD                                           MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_AMT            Amount of FHA Part A Claim Filed                                             2     No commas(,) or
                                                                                                                   dollar signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_DATE      Date HUD Disbursed Part A Claim Payment                                            MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_AMT       Amount HUD Paid on Part A Claim                                              2     No commas(,) or
                                                                                                                   dollar signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_FILED_DATE     Date FHA Part B Claim Was Filed With HUD                                           MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_AMT            Amount of FHA Part B Claim Filed                                             2     No commas(,) or
                                                                                                                   dollar signs ($)
------------------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_DATE      Date HUD Disbursed Part B Claim Payment                                            MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_AMT       Amount HUD Paid on Part B Claim                                              2     No commas(,) or
                                                                                                                   dollar signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
VA_CLAIM_FILED_DATE             Date VA Claim Was Filed With the Veterans Admin                                    MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_DATE              Date Veterans Admin. Disbursed VA Claim Payment                                    MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_AMT               Amount Veterans Admin. Paid on VA Claim                                      2     No commas(,) or
                                                                                                                   dollar signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
MOTION_FOR_RELIEF_DATE          The date the Motion for Relief was filed                                    10     MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
FRCLSR_BID_AMT                  The foreclosure sale bid amount                                             11     No commas(,) or
                                                                                                                   dollar signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_TYPE                The foreclosure sales results: REO, Third Party, Conveyance to
                                HUD/VA
-----------------------------------------------------------------------------------------------------------------------------------
REO_PROCEEDS                    The net proceeds from the sale of the REO property.                                No commas(,) or
                                                                                                                   dollar signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
BPO_DATE                        The date the BPO was done.
-----------------------------------------------------------------------------------------------------------------------------------
CURRENT_FICO                    The current FICO score
-----------------------------------------------------------------------------------------------------------------------------------
HAZARD_CLAIM_FILED_DATE         The date the Hazard Claim was filed with the Hazard Insurance               10     MM/DD/YYYY
                                Company.
-----------------------------------------------------------------------------------------------------------------------------------
HAZARD_CLAIM_AMT                The amount of the Hazard Insurance Claim filed.                             11     No commas(,) or
                                                                                                                   dollar signs ($)
-----------------------------------------------------------------------------------------------------------------------------------

                                 Exhibit Four-10

HAZARD_CLAIM_PAID_DATE          The date the Hazard Insurance Company disbursed the claim                   10     MM/DD/YYYY
                                payment.
-----------------------------------------------------------------------------------------------------------------------------------
HAZARD_CLAIM_PAID_AMT           The amount the Hazard Insurance Company paid on the claim.                  11     No commas(,) or
                                                                                                                   dollar signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
ACTION_CODE                     Indicates loan status                                                              Number
-----------------------------------------------------------------------------------------------------------------------------------
NOD_DATE                                                                                                           MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
NOI_DATE                                                                                                           MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
ACTUAL_PAYMENT_PLAN_START_DATE                                                                                     MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
ACTUAL_PAYMENT_ PLAN_END_DATE
-----------------------------------------------------------------------------------------------------------------------------------
ACTUAL_REO_START_DATE                                                                                              MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
REO_SALES_PRICE                                                                                                    Number
-----------------------------------------------------------------------------------------------------------------------------------
REALIZED_LOSS/GAIN              As defined in the Servicing Agreement                                              Number
-----------------------------------------------------------------------------------------------------------------------------------


Exhibit 2: Standard File Codes - Delinquency Reporting

The  Loss Mit Type  field  should  show the  approved  Loss  Mitigation  Code as follows:
      o        ASUM-      Approved Assumption
      o        BAP-       Borrower Assistance Program
      o        CO-        Charge Off
      o        DIL-       Deed-in-Lieu
      o        FFA-       Formal Forbearance Agreement
      o        MOD-       Loan Modification
      o        PRE-       Pre-Sale
      o        SS-        Short Sale
      o        MISC-      Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:

                                 Exhibit Four-11

      o  Mortgagor
      o  Tenant
      o  Unknown
      o  Vacant

The Property Condition field should show the last reported condition of the property as follows:
      o  Damaged
      o  Excellent
      o  Fair
      o  Gone
      o  Good
      o  Poor
      o  Special Hazard
      o  Unknown















                                 Exhibit Four-12

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

       -------------------------------------------------------------------------
       Delinquency          Delinquency Description
       Code
       -------------------------------------------------------------------------
       001                  FNMA-Death of principal mortgagor
       -------------------------------------------------------------------------
       002                  FNMA-Illness of principal mortgagor
       -------------------------------------------------------------------------
       003                  FNMA-Illness of mortgagor's family member
       -------------------------------------------------------------------------
       004                  FNMA-Death of mortgagor's family member
       -------------------------------------------------------------------------
       005                  FNMA-Marital difficulties
       -------------------------------------------------------------------------
       006                  FNMA-Curtailment of income
       -------------------------------------------------------------------------
       007                  FNMA-Excessive Obligation
       -------------------------------------------------------------------------
       008                  FNMA-Abandonment of property
       -------------------------------------------------------------------------
       009                  FNMA-Distant employee transfer
       -------------------------------------------------------------------------
       011                  FNMA-Property problem
       -------------------------------------------------------------------------
       012                  FNMA-Inability to sell property
       -------------------------------------------------------------------------
       013                  FNMA-Inability to rent property
       -------------------------------------------------------------------------
       014                  FNMA-Military Service
       -------------------------------------------------------------------------
       015                  FNMA-Other
       -------------------------------------------------------------------------
       016                  FNMA-Unemployment
       -------------------------------------------------------------------------
       017                  FNMA-Business failure
       -------------------------------------------------------------------------
       019                  FNMA-Casualty loss
       -------------------------------------------------------------------------
       022                  FNMA-Energy environment costs
       -------------------------------------------------------------------------
       023                  FNMA-Servicing problems
       -------------------------------------------------------------------------
       026                  FNMA-Payment adjustment
       -------------------------------------------------------------------------
       027                  FNMA-Payment dispute
       -------------------------------------------------------------------------
       029                  FNMA-Transfer of ownership pending
       -------------------------------------------------------------------------
       030                  FNMA-Fraud
       -------------------------------------------------------------------------
       031                  FNMA-Unable to contact borrower
       -------------------------------------------------------------------------
       INC                  FNMA-Incarceration
       -------------------------------------------------------------------------

                                 Exhibit Four-13

The FNMA Delinquent Status Code field should show the Status of Default as follows:

      -------------------------------------------------------------------------
        Status Code      Status Description
      -------------------------------------------------------------------------
             09          Forbearance
      -------------------------------------------------------------------------
             17          Pre-foreclosure Sale Closing Plan Accepted
      -------------------------------------------------------------------------
             24          Government Seizure
      -------------------------------------------------------------------------
             26          Refinance
      -------------------------------------------------------------------------
             27          Assumption
      -------------------------------------------------------------------------
             28          Modification
      -------------------------------------------------------------------------
             29          Charge-Off
      -------------------------------------------------------------------------
             30          Third Party Sale
      -------------------------------------------------------------------------
             31          Probate
      -------------------------------------------------------------------------
             32          Military Indulgence
      -------------------------------------------------------------------------
             43          Foreclosure Started
      -------------------------------------------------------------------------
             44          Deed-in-Lieu Started
      -------------------------------------------------------------------------
             49          Assignment Completed
      -------------------------------------------------------------------------
             61          Second Lien Considerations
      -------------------------------------------------------------------------
             62          Veteran's Affairs-No Bid
      -------------------------------------------------------------------------
             63          Veteran's Affairs-Refund
      -------------------------------------------------------------------------
             64          Veteran's Affairs-Buydown
      -------------------------------------------------------------------------
             65          Chapter 7 Bankruptcy
      -------------------------------------------------------------------------
             66          Chapter 11 Bankruptcy
      -------------------------------------------------------------------------
             67          Chapter 13 Bankruptcy
      -------------------------------------------------------------------------

                                 Exhibit Four-14

Exhibit M: Calculation of Realized Loss/Gain Form 332-Instruction Sheet

NOTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date. Late submissions may result in claims not being passed until the following month. The Servicer is responsible to remit all funds pending loss approval and/or resolution of any disputed items.

(i) The numbers on the 332 form correspond with the numbers listed below.

Liquidation and Acquisition Expenses:

1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

4-12. Complete as applicable. Required documentation:

o For taxes and insurance advances - see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.

o For escrow advances - complete payment history (to calculate advances from last positive escrow balance forward)

o    Other expenses - copies of corporate advance history showing all payments

o    REO repairs> $1500 require explanation

o    REO repairs >$3000 require evidence of at least 2 bids.

o Short Sale or Charge Off require P&L supporting the decision and WFB's approved Servicing Officer certification

o    Unusual or extraordinary items may require further documentation.


13.  The total of lines 1 through 12.

(ii) Credits:


                                Exhibit Four-15

14-21. Complete as applicable. Required documentation:

o Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney Letter of Proceeds Breakdown.

o    Copy of EOB for any MI or gov't guarantee

o    All other credits need to be clearly defined on the 332 form


22.  The total of lines 14 through 21.

Please Note: For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

Total Realized Loss (or Amount of Any Gain)

23. The total derived from subtracting line 22 from 13. If the amount represents a realized show the amount in parenthesis ( ).



















                                Exhibit Four-16

Calculation of Realized Loss/Gain Form 332


        Prepared by:____________________        Date:___________________________
        Phone:__________________________  EmailAddress:_________________________


        Servicer Loan No.      Servicer Name             Servicer Address

        ____________________   ________________________  _______________________


        WELLS FARGO BANK, N.A. Loan No. ________________________________________


Borrower's Name:________________________________________________________________
Property Address:_______________________________________________________________

Liquidation Type: REO Sale 3rd Party Sale           Short Sale        Charge Off

Was this loan granted a Bankruptcy deficiency or cramdown      Yes            No
If "Yes", provide deficiency or cram down amount _______________________________



Liquidation and Acquisition Expenses:


(1) Actual Unpaid Principal Balance of Mortgage Loan          $        _________ (1)

(2) Interest accrued at Net Rate                                       _________ (2)

(3) Accrued Servicing Fees                                             _________ (3)

(4) Attorney's Fees                                                    _________ (4)

(5) Taxes (see page 2)                                                 _________ (5)

(6) Property Maintenance                                               _________ (6)

(7) MI/Hazard Insurance Premiums (see page 2)                          _________ (7)

(8) Utility Expenses                                                   _________ (8)

(9) Appraisal/BPO                                                      _________ (9)

(10) Property Inspections                                              _________ (10)

(11)FC Costs/Other Legal Expenses                                      _________ (11)

(12) Other (itemize)                                                   _________ (12)

         Cash for Keys                                                 _________ (12)

         HOA/Condo Fees                                                _________ (12)

         __________________                                            _________ (12)


         Total Expenses                                       $        _________ (13)


Credits:
(14) Escrow Balance                                           $        _________ (14)

(15)HIP Refund                                                         _________ (15)

(16) Rental Receipts                                                   _________ (16)

(17)Hazard Loss Proceeds                                               _________ (17)


                                Exhibit Four-17


(18) Primary Mortgage Insurance/Gov't Insurance HUD Part A             _________ (18a)

HUD Part B                                                             _________ (18b)

(19) Pool Insurance Proceeds                                           _________ (19)

(20) Proceeds from Sale of Acquired Property                           _________ (20)

(21) Other (itemize)                                                   _________ (21)

         __________________                                            _________


         Total Credits                                        $        _________ (22)

Total Realized Loss (or Amount of Gain)                       $        _________ (23)



                                Exhibit Four-18

                           Escrow Disbursement Detail



----------- --------- --------- ---------- --------- ---------- ----------
   Type     Date Paid Period of Total Paid   Base     Penalties  Interest
(Tax/Ins.)             Coverage             Amount
----------- --------- --------- ---------- --------- ---------- ----------
----------- --------- --------- ---------- --------- ---------- ----------

----------- --------- --------- ---------- --------- ---------- ----------
----------- --------- --------- ---------- --------- ---------- ----------

----------- --------- --------- ---------- --------- ---------- ----------
----------- --------- --------- ---------- --------- ---------- ----------

----------- --------- --------- ---------- --------- ---------- ----------
----------- --------- --------- ---------- --------- ---------- ----------

----------- --------- --------- ---------- --------- ---------- ----------
----------- --------- --------- ---------- --------- ---------- ----------

----------- --------- --------- ---------- --------- ---------- ----------
----------- --------- --------- ---------- --------- ---------- ----------

----------- --------- --------- ---------- --------- ---------- ----------
----------- --------- --------- ---------- --------- ---------- ----------

----------- --------- --------- ---------- --------- ---------- ----------


                                 Exhibit Four-1